Exhibit 10.1

EXECUTION VERSION

LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT AND

AMENDMENT TO FORBEARANCE AGREEMENT

This LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO FORBEARANCE AGREEMENT (this “Waiver and Amendment”) is entered into as of April 30, 2010, by and among Medical Staffing Network, Inc., a Delaware corporation (“Borrower”), Medical Staffing Holdings, LLC, a Delaware limited liability company (“MSH”), Medical Staffing Network Holdings, Inc., a Delaware corporation (together with MSH, “Holdings”), each subsidiary of Borrower party hereto (collectively with Holdings, the “Guarantors” and, together with Holdings and Borrower, the “Loan Parties”), the financial institutions party hereto, as Lenders under the Credit Agreement (as hereinafter defined) (collectively, the “Lenders”), and General Electric Capital Corporation, individually as a Lender (“GECC”) and as administrative agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

A. Borrower, Holdings, Agent, Lenders and the other parties party thereto are parties to that certain Amended and Restated Credit Agreement, dated as of March 12, 2009 (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrower.

B. Borrower, Holdings, Agent and the Required Lenders are parties to that certain Second Forbearance Agreement, Limited Waiver and Amendment to Amended and Restated Credit Agreement, dated as of April 7, 2010 (the “Forbearance Agreement”).

C. Borrower intends to (i) establish an escrow arrangement to manage payments received from existing vendor managed service clients (the “VMS Escrow Arrangement”) in accordance with the terms of the escrow agreement attached as Exhibit B hereto (the “Escrow Agreement”) and (ii) secure its obligations in respect of the Borrower’s corporate credit card issued by Bank of America with a certificate of deposit in the aggregate principal amount of not more than $165,000 plus accrued interest (the “Credit Card Arrangement”), in each case, as more fully described in the Borrower’s request letter dated April 28, 2010 (the “Request Letter”), a copy of which is attached as Exhibit A hereto.

D. Sections 7.10(a)(ii) and 7.10(d) of the Credit Agreement require the Borrower to grant a Lien in all of its property and take all actions necessary or advisable to ensure the continuing validity and perfection of any Lien securing any Obligation.

E. Section 7.11 of the Credit Agreement requires each Group Member (other than Excluded Foreign Subsidiaries) to deposit all of its cash in deposit accounts that are Controlled Deposit Accounts, subject to certain limited exceptions.

F. Section 8.1 of the Credit Agreement prohibits each Group Member from incurring or otherwise remaining liable for Indebtedness, subject to certain limited exceptions.

G. Section 8.2 of the Credit Agreement prohibits each Group Member from incurring, maintaining or suffering to exist any Lien with respect to any of its Property, subject to certain limited exceptions.

H. Section 8.3 of the Credit Agreement prohibits each Group Member from making or maintaining any Investment, subject to certain limited exceptions.

I. Borrower has requested that the Lenders agree to waive the requirements of Section 7.10(a)(ii), Section 7.10(d), Section 7.11, Section 8.1, Section 8.2 and Section 8.3 of the Credit Agreement for the limited purpose of permitting the Borrower to enter into the VMS Escrow Arrangement and the Credit Card Arrangement.

J. Borrower has requested that the Lenders agree to extend the Forbearance Period (under and as defined in the Forbearance Agreement) in the manner set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Limited Waiver.

A. Effective as of the date hereof, the Lenders party hereto hereby agree to waive the requirements of Section 7.10(a)(ii), Section 7.10(d), Section 7.11, Section 8.1, Section 8.2 and Section 8.3 of the Credit Agreement, solely to the extent such provisions would restrict the ability of the Borrower to enter into (i) the VMS Escrow Arrangement in accordance with the Escrow Agreement and (ii) the Credit Card Arrangement in an amount not to exceed $165,000 plus accrued interest, in each case, as described in the Request Letter.

B. The Borrower acknowledges that it shall provide to the Administrative Agent, for delivery to each Lender, such documents and information with respect to the VMS Escrow Arrangement and the Credit Card Arrangement as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

C. The Required Lenders hereby authorize and direct the Administrative Agent to release the Lien (if any) on that portion of the funds deposited into the Account (as defined in the Escrow Agreement) to the extent that such funds are remitted to the VMS Subcontractors (as defined in the Escrow Agreement) in accordance with the terms of the Escrow Agreement.

SECTION 2. Amendment to Forbearance Agreement. Section 2(a) of the Forbearance Agreement is hereby amended by deleting “May 7, 2010” in clause (i) of the second sentence of such Section and inserting “June 4, 2010”.

SECTION 3. Representations and Warranties of Borrower and Other Loan Parties. To induce Agent and the undersigned Lenders to execute and deliver this Waiver and Amendment, each of Borrower and each other Loan Party represents and warrants that:

A. The execution, delivery and performance by each of Borrower and the other Loan Parties of this Waiver and Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized by such Loan Parties’ respective Boards of Directors, and this Waiver and Amendment and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of such Loan Parties enforceable against such parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

B. Neither the execution, delivery and performance of this Waiver and Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound.

SECTION 4. Reference To And Effect On The Credit Agreement. Except to the extent expressly waived or amended by this limited Waiver and Amendment, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and the Agent and all of the Obligations, shall remain in full force and effect. Each of Borrower and the other Loan Parties hereby confirms that the Credit Agreement and the other Loan Documents are in full force and effect and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document. From and after the date hereof, (i) the term “Agreement” in the Forbearance Agreement shall refer to the Forbearance Agreement as amended hereby and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Waiver and Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 5. Miscellaneous. This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Waiver and Amendment by delivering by facsimile or other electronic transmission a signature page of this Waiver and Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or other electronic transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Waiver and Amendment. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute part of this Waiver and Amendment for any other purpose.

THIS WAIVER AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, this Waiver and Amendment been executed by the parties hereto as of the date first written above.

MEDICAL STAFFING NETWORK, INC.,
as Borrower

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

MEDICAL STAFFING HOLDINGS, LLC, as Loan Party

By:	MEDICAL STAFFING NETWORK HOLDINGS, INC. its sole Member

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

MEDICAL STAFFING NETWORK HOLDINGS, INC., as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO LIMITED WAIVER

MSN-ILLINOIS HOLDINGS, INC., as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Treasurer

MEDICAL STAFFING NETWORK OF ILLINOIS, LLC, as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Manager

MEDICAL STAFFING NETWORK ASSETS, LLC, as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Manager

INTELISTAF HOLDINGS, INC., as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	Treasurer

SIGNATURE PAGE TO LIMITED WAIVER

INTELISTAF GROUP, INC.,
as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF HEALTHCARE, INC., as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF PARTNERS NO. 1, LLC, as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

INTELISTAF PARTNERS NO. 2, LLC, as Loan Party

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO LIMITED WAIVER

INTELISTAF HEALTHCARE MANAGEMENT, L.P.,
as Loan Party

By:	INTELISTAF PARTNERS NO. 1, LLC, its General Partner

By:	/s/ Kevin Little

Name:	Kevin Little

Its:	President

SIGNATURE PAGE TO LIMITED WAIVER

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Jennifer Aghazadeh

Name:	Jennifer Aghazadeh

Title:	Duly Authorized Signatory

SIGNATURE PAGE TO LIMITED WAIVER

CIFC Funding 2006—I, Ltd.

CIFC Funding 2006—II, Ltd.,

as a Lender

By:	/s/ Steve Vaccaro
Name:	Steve Vaccaro
Title:	Co-Chief Investment Officer

SIGNATURE PAGE TO LIMITED WAIVER

Hewlett-Packard Financial Services Company,

as a Lender

By:	/s/ Gary Silverman
Name:	Gary Silverman
Title:	Director—Risk Management

SIGNATURE PAGE TO LIMITED WAIVER

SunTrust Bank,

as a Lender

By:	/s/ Mark Kelley
Name:	Mark Kelley
Title:	Managing Director

SIGNATURE PAGE TO LIMITED WAIVER